                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      January 18, 2008
                                                --------------------------------

                             AMERICAN ITALIAN PASTA COMPANY
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              (Exact name of registrant as specified in its charter)

           Delaware                  001-13403                   84-1032638
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

      4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri     64116
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             (Address of principal executive offices)            (Zip Code)

         Registrant's telephone number, including area code    (816) 584-5000
                                                           ---------------------
                                 Not Applicable
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       (Former name or former address,  if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     American  Italian Pasta Company (the  "Company")  announced  that effective
January 18,  2008,  Mr. Jack Kelly,  who joined the Company in November as chief operating officer, has assumed the position of president and CEO, as planned. He succeeds Jim Fogarty, a managing director at Alvarez & Marsal, who has served as the  Company's  president and CEO since  September  2005.  Mr.  Fogarty left the
Company on January 18, 2008.  See the Company's Form 8-K filed November 8, 2007, which is incorporated  by reference  herein,  for additional  information on Mr.
Kelly and his employment agreement with the Company.

     The Company  announced  that Mr.  Kelly has been  appointed to the Board of
Directors  and Mr.  Robert  Niehaus will resign from the Board,  each  effective
January 31, 2008.

     On January 18,  2008,  the  Company  also  appointed  Mr. Paul Geist as the
Company's  chief financial  officer and an executive vice president.  Mr. Geist, age 44,  joined the Company on October 18, 2004,  as Vice  President/Controller.
Mr. Geist was appointed  principal  accounting  officer of the Company on August
14,   2006.   Prior  to   joining   the   Company,   Mr.   Geist  was  the  Vice
President/Controller  for Potbelly Sandwich Works, a privately-owned  restaurant company,  from March 2004 to  September  2004 and was an  independent  financial consultant  from January 2003 to February 2004. Mr. Geist was employed by Westar
Energy, Inc, an electric utility,  from November 1999 to January 2003 serving as
Senior Vice President and Chief  Financial  Officer from October 2001 to January
2003, and Vice President  Corporate  Development from February 2001 to September
2001. Mr. Geist held various positions with Westar prior to February 2001.

     In connection  with this  appointment,  the  Compensation  Committee of the
Company  approved an initial  base salary for Mr.  Geist of  $260,000,  which is reviewed  annually by the  Compensation  Committee.  In addition,  Mr. Geist was awarded 6,180 shares of restricted  stock and 22,998 stock  appreciation  rights under the Company's 2000 Equity  Incentive  Plan, each vesting ratably over four years. The Compensation Committee also revised the amounts Mr. Geist may receive under the  previously  approved  fiscal 2008 cash  incentive  plan to $94,900 at threshold,  $130,000 at target and $169,000 at maximum.  See the Company's  Form
8-K/A filed on December 14, 2007 for further information on the fiscal 2008 cash incentive plan.

     The press  release  announcing  these  matters is attached as Exhibit  99.1 hereto and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

            (d)    Exhibits.

            99.1   Press Release dated January 23, 2008.

                                  SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date: January 23, 2008                 AMERICAN ITALIAN PASTA COMPANY

                                       By:    /s/ Robert Schuller
                                          --------------------------------------
                                              Robert Schuller
                                              Vice President and General Counsel

                                  EXHIBIT INDEX

Exhibit Number        Description

     99.1             Press Release dated January 23, 2008.